(i) Based on their evaluation of the
Registrant's Disclosure Controls and
Procedures as of a date within 90 days
of the Filing Date, the Registrant's
President and Treasurer/CFO have
determined that the Disclosure Controls
and Procedures (as defined in Rule 30a-
2(c) under the Act) are designed to
ensure that information required to be
disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(ii) There were no significant changes
in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

(iii) Certification of principal executive officer (see attached) and Certification of principal financial officer (see attached).


  FORM N-SAR
  CERTIFICATION

  I, Gary Iwamura, certify that:

     1.     I have reviewed this
report
     on Form N-SAR of Brandes
     Institutional International
     Equity Fund;
     2.     Based on my knowledge,
     this report does not contain
     any untrue statement of a
     material fact or omit to state
     a material fact necessary to
     make the statements made,
     in light of the circumstances
     under which such
     statements were made, not
     misleading with respect to
     the period covered by this
     report;
     3.     Based on my knowledge,
     the financial information
     included in this report, and
     the financial statements on
     which the financial
     information is based, fairly
     present in all material
     respects the financial
     condition, results of
     operations, changes in net
     assets, and cash flows (if
     the financial statements are
     required to include a
     statement of cash flows) of
     the registrant as of, and for,
     the periods presented in this
     report;
     4.     The registrant's other
     certifying officers and I are
     responsible for establishing
     and maintaining disclosure
     controls and procedures (as
     defined in rule 30a-2(c)
     under the Investment
     Company Act) for the
     registrant and have:
          a)     designed such
          disclosure controls
          and procedures to
          ensure that material
          information relating
          to the registrant,
          including its
          consolidated
          subsidiaries, is
          made known to us
          by others within
          those entities,
          particularly during
          the period in which
          this report is being
          prepared;
          b)     evaluated the
          effectiveness of the
          registrant's
          disclosure controls
          and procedures as
          of a date within 90
          days prior to the
          filing date of this
          report (the
          "Evaluation Date");
          and
          c)     presented in this
          report our
          conclusions about
          the effectiveness of
          the disclosure
          controls and
          procedures based
          on our evaluation as
          of the Evaluation
          Date;
     4.     The registrant's other
     certifying officers and I
     have disclosed, based on
     our most recent evaluation,
     to the registrant's auditors
     and the audit committee of
     the registrant's board of
     directors (or persons
     performing the equivalent
     functions):
          a)     all significant
          deficiencies in the
          design or operation
          of internal controls
          which could
          adversely affect the
          registrant's ability
          to record, process,
          summarize, and
          report financial data
          and have identified
          for the registrant's
          auditors any
          material
          weaknesses in
          internal controls;
          and
          b)     any fraud, whether
          or not material, that
          involves
          management or
          other employees
          who have a
          significant role in
          the registrant's
          internal controls;
          and
     3.     The registrant's other
     certifying officers and I
     have indicated in this report
     whether or not there were
     significant changes in
     internal controls or in other
     factors that could
     significantly affect internal
     controls subsequent to the
     date of our most recent
     evaluation, including any
     corrective actions with
     regard to significant
     deficiencies and material
     weaknesses.

  Date: _______________

__/s/Gary Iwamura___
    Gary Iwamura
     Treasurer